John Hancock Funds III

John Hancock Core High Yield Fund

Supplement dated June 24, 2016 to the current Prospectus as may be supplemented to date

On June 23, 2016, the Board of Trustees (the “Board”) of John Hancock Funds III, of which John Hancock Core High Yield Fund (“Core High Yield”) is a series, voted to recommend that the shareholders of Core High Yield approve a reorganization, that is expected to be tax-free, of Core High Yield into John Hancock Focused High Yield Fund (“Focused High Yield” and, together with Core High Yield, the “Funds”), a series of John Hancock Bond Trust, as described below (the “Reorganization”). Shareholders of record as of July 22, 2016, will be entitled to vote on the Reorganization.

Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about September 30, 2016, Core High Yield would transfer all of its assets to Focused High Yield in exchange for corresponding shares of Focused High Yield. Focused High Yield would also assume substantially all of Core High Yield’s liabilities. The corresponding shares of Focused High Yield would then be distributed to Core High Yield’s shareholders, and Core High Yield would be terminated. If approved by Core High Yield’s shareholders, the Reorganization is expected to occur as of the close of business on or about October 28, 2016 (the “Closing Date”). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Core High Yield’s shareholders on or about August 8, 2016.

Core High Yield will remain open to purchases and redemptions from existing shareholders until the Closing Date. Core High Yield will not accept orders from new investors to purchase shares of Core High Yield, effective as of the close of business on July 21, 2016. However, discretionary fee-based advisory programs which include Core High Yield as an investment option as of the close of business on July 21, 2016, may continue to make Core High Yield shares available to new and existing accounts.

Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Core High Yield.

To satisfy an Internal Revenue Service requirement, Core High Yield hereby designates the maximum amount of the net long term gains earned as a capital gain dividend, if any, with respect to Core High Yield’s final taxable year. Please refer to Form 1099-DIV for tax reporting purposes.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding Core High Yield or Focused High Yield, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the Funds’ toll-free telephone number: 800-225-5291. The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.